UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2021
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ARISTA NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36468	20-1751121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5453 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices) (Zip Code)

(408) 547-5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ANET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
On June 1, 2021, Arista Networks, Inc. (the "Company") held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"). The stockholders voted on the following proposals at the Annual Meeting:
1.To elect three Class I directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;
2.To approve, on an advisory basis, the compensation of the named executive officers;
3.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.
For more information about the foregoing proposals, see the Company’s proxy statement, filed with the Securities and Exchange Commission on April 21, 2021.
The voting results for each of the proposals are as follows:
1.Election of Directors

Nominee	For	Withheld	Broker Non-votes
Kelly Battles	63,801,476	762,486	5,766,589
Andreas Bechtolsheim	50,363,012	14,200,950	5,766,589
Jayshree Ullal	51,313,874	13,250,088	5,766,589
Each director nominee was duly elected to serve until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to earlier resignation or removal.
2.Advisory Vote on Named Executive Officer Compensation

For	Against	Abstained	Broker Non-votes
57,847,833	6,168,125	548,004	5,766,589
The stockholders approved, on an advisory basis, the compensation of the named executive officers.
3.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
68,293,769	1,516,780	520,002	—
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARISTA NETWORKS, INC.

June 2, 2021	By: /s/ Marc Taxay
Marc Taxay
Senior Vice President and General Counsel